UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2023

(Date of earliest event reported)

Benchmark 2023-B40 Mortgage Trust

(Central Index Key Number 0001991192)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association

(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-258342-03	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 21, 2023, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) caused, pursuant to a pooling and servicing agreement, dated and effective as of December 1, 2023 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, (i) the issuance of the Benchmark 2023-B40 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B40 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”). The Certificates will consist of the classes (each, a “Class”) designated as Class A-1, Class A-2, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (the “Private Certificates”).

The Public Certificates were sold to J.P. Morgan Securities LLC (“JPMS”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), BofA Securities, Inc. (“BofA Securities”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with JPMS, CGMI, GS&Co., BofA Securities and Academy, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 11, 2023, among the Registrant and the Underwriters.

The Private Certificates were sold to JPMS, CGMI, GS&Co. and BofA Securities (collectively in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of December 11, 2023, among the Registrant and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates and the VRR Interest represent, in the aggregate, the entire beneficial ownership in the Benchmark 2023-B40 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed on December 21, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 20 commercial and multifamily mortgage loans. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from JPMorgan Chase Bank, National Association, Citi Real Estate Funding Inc., Goldman Sachs Mortgage Company and Bank of America, National Association.

On December 21, 2023, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $406,687,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $4,069,465, were approximately $439,955,824. Of the expenses paid by the Registrant, approximately $126,677 were paid directly to affiliates of the Registrant, $41,978 in the form of fees were paid to the Underwriters, $125,934 were paid to or for the Underwriters and $3,774,876 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: December 13, 2023) and in the Prospectus, dated December 11, 2023 and as filed with the Securities and Exchange Commission on December 13, 2023. The related registration statement (file no. 333-258342) was originally declared effective on October 15, 2021.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

On December 21, 2023, the Registrant also transferred the VRR Interest, having an aggregate principal amount of $24,220,230, to JPMCB (in such capacity, the “Retaining Sponsor”), CREFI and GS Bank (together with the Retaining Sponsor, the “Retaining Parties”) as follows: (i) a portion of the RR Interest, with a VRR Interest balance equal to $6,716,184, to the Retaining Sponsor, pursuant to the JPMCB Mortgage Loan Purchase Agreement, (ii) a portion of the RR Interest, with a VRR Interest balance equal to $4,844,046, to GS Bank, pursuant to the GSMC Mortgage Loan Purchase Agreement and (iii) $12,660,000 Certificate Balance of the Class RR Certificates to CREFI, pursuant to the CREFI Mortgage Loan Purchase Agreement. The VRR Interest was transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Retaining Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by the purchase of the VRR Interest by the Retaining Parties from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by the Retaining Parties).

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive at least 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 21, 2023.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 21, 2023 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 2023	J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Vice President